UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2008

First National Community Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	_333-24121_	23-2900790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St. Dunmore, PA 18512

(Address of Principal Executive Offices

(570) 346-7667

(Registrant’s telephone number, including area code)

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____    Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On May 19, 2008, First National Community Bank opened a new community office located at 5120 Milford Road, East Stroudsburg, PA 18302 for retail and commercial banking activities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First National Community Bancorp, Inc.
(Registrant)

Dated: May 19, 2008	/s/ William S. Lance
William S. Lance
Treasurer and
Principal Financial Officer